UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — September 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam California Tax Exempt Income Fund

Annual report
9 | 30 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 8, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam California Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 California Tax Exempt Income Fund

Source: Putnam, as of 9/30/2019. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.8% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2018 (August 2019). Most recent data available.

California Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

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Paul, how did municipal bonds perform during the reporting period?

Municipal bonds continued their streak of solid performance, with the Bloomberg Barclays Municipal Bond Index rising 8.55% for the year. This performance came as market volatility increased with the U.S.–China trade dispute and slowing global growth, which contributed to recession fears. December 2018 and May and August 2019 were noteworthy for their sell-offs in risk assets. U.S. Treasuries and municipal bonds rallied as investors sought lower-risk strategies.

After raising its benchmark interest rate in December 2018, the Federal Reserve became more dovish in its communications. Fed policy-makers stated that they were not on a “pre-set” course and indicated a willingness to pause on future rate hikes. As recession fears grew during the second quarter of 2019, the pace of the Fed’s interest-rate hikes came into question, adding to market volatility. With investors expecting cuts from the Fed and other central banks, bonds rallied, and yields fell globally.

As widely expected, the Fed reduced its benchmark rate by a quarter percentage point on July 31, 2019. Chair Jerome Powell described

California Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 California Tax Exempt Income Fund

the reduction as a “mid-cycle adjustment” to help get the economy moving again. He added that the adjustment didn’t represent the “beginning of a lengthy cutting cycle.” The Fed introduced a second rate cut in September to help keep the U.S. economy on solid footing. Fed policymakers remained open to another rate cut later this year should market conditions warrant it. However, members seemed split on whether or not to lower short-term rates further.

Were technical [supply/demand] factors supportive of municipal bonds?

Supply/demand technicals, as well as stable credit fundamentals, were supportive of the asset class during the period. The level of supply continued to climb due to refundings and new issuance in the low-rate environment. [Refundings occur when municipalities issue new bonds at the prevailing lower rates to pay off their existing, more expensive debt.] According to Bond Buyer, issuance year to date stood at $275 billion.

Fund flows, a measure of investor demand for municipal mutual funds, continued to trend higher as well. The cap on state and local tax [SALT] deductions was a driver of this demand, as was overall investor concern about the state of the U.S. and global economy. According to Lipper, inflows year to date totaled $69 billion.

With supportive technicals and low interest rates prevailing, municipal bond yields declined to near-record lows during the quarter. This contributed to their tight ratio to U.S. Treasury yields. [The ratio of AAA-rated municipal yields versus similar maturity U.S. Treasury yields measures the relative value of tax-free municipals versus taxable bonds. A lower ratio implies that municipal bond yields are somewhat rich versus comparable U.S. Treasuries.]

How did the fund perform during the reporting period?

For the 12 months ended September 30, 2019, the fund outperformed the Bloomberg Barclays Municipal Bond Index [the benchmark] and the average return of its Lipper peer group, California Municipal Debt Funds.

What was your investment approach?

Many of our broader investment themes remained in place during the period. Duration positioning, or interest-rate sensitivity, was generally neutral relative to the fund’s Lipper peer group. The fund’s yield curve positioning continued to reflect a bulleted portfolio structure focused on longer intermediate-term securities with maturities of 10 to 15 years. As part of this strategy, the fund had an underweight exposure to long maturity holdings compared with the benchmark.

With regard to credit positioning, we favored higher-rated bonds over lower-rated, high-yield bonds due to the credit spread compression in the municipal bond market. Accordingly, the fund held an overweight exposure to higher-quality bonds rated A and BBB and an underweight exposure to non-rated bonds relative to the fund’s Lipper peer group. The fund’s overweight in bonds rated BBB was especially beneficial, as they outperformed the market when the Fed’s outlook became more dovish. From a sector positioning perspective, we favored hospital, state-backed general obligation [GO], and continuing-care retirement community bonds relative to the fund’s Lipper peer group.

In late July, Puerto Rico Governor Ricardo Rossello resigned amid protests demanding his exit after leaked texts indicated possible wrongdoing in his political circle. He appointed Pedro Pierluisi as his successor, but Puerto Rico’s Supreme Court ruled in August that this move was unconstitutional due to a lack of legislative confirmation. Puerto Rico Justice Secretary

California Tax Exempt Income Fund 7

Wanda Vazquez then became governor. We remain cautious about Puerto Rico due to its uncertain economic recovery and a perceived lack of institutional credibility across the Commonwealth’s government. As such, the fund remained underweight in its exposure to Puerto Rico’s municipal bonds during the period compared with its Lipper peer group.

What is your near-term outlook?

We believe the U.S.–China trade war is creating headwinds for the U.S. economy. U.S. GDP growth declined from 3.1% in the first quarter of 2019 to 2.1% in the second quarter. Global growth has also showed the effects of the trade war, with Germany and the United Kingdom, as well as China, experiencing weaker growth. Given the growth-dampening effects of the trade conflict and mild inflation, we believe the Fed could reduce short-term interest rates two more times over the next 12 months. Our base case is for slower U.S. and global growth, but we don’t believe a U.S. recession is imminent.

We’ll continue to adjust the portfolio to reflect the team’s best ideas to enhance income as well as total return prospects in an evolving interest-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (4/29/83)
Before sales charge	6.20%	55.19%	4.49%	20.36%	3.78%	9.85%	3.18%	8.85%
After sales charge	6.08	48.98	4.07	15.54	2.93	5.46	1.79	4.49
Class B (1/4/93)
Before CDSC	6.00	47.54	3.97	16.62	3.12	7.79	2.53	8.17
After CDSC	6.00	47.54	3.97	14.62	2.77	4.82	1.58	3.17
Class C (7/26/99)
Before CDSC	5.96	43.55	3.68	15.75	2.97	7.25	2.36	7.95
After CDSC	5.96	43.55	3.68	15.75	2.97	7.25	2.36	6.95
Class M (2/14/95)
Before sales charge	5.82	50.78	4.19	18.70	3.49	8.80	2.85	8.42
After sales charge	5.72	45.88	3.85	14.84	2.81	5.26	1.72	4.90
Class R6 (5/22/18)
Net asset value	6.28	58.72	4.73	21.67	4.00	10.60	3.41	9.15
Class Y (1/2/08)
Net asset value	6.27	58.63	4.72	21.60	3.99	10.54	3.40	9.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

California Tax Exempt Income Fund 9

Comparative index returns For periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.53%	50.38%	4.16%	19.68%	3.66%	9.88%	3.19%	8.55%
Lipper California Municipal
Debt Funds category	6.24	56.65	4.56	20.65	3.81	9.19	2.97	8.29
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/19, there were 131, 111, 107, 88, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,754 and $14,355, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,588. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $15,872 and $15,863, respectively.

10 California Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 9/30/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	12		12	12	12		12	12
Income[1]	$0.230023		$0.178650	$0.167120	$0.206539		$0.245245	$0.247795
Capital gains[2]
Long-term gains	0.076300		0.076300	0.076300	0.076300		0.076300	0.076300
Short-term gains	—		—	—	—		—	—
Total	$0.306323		$0.254950	$0.243420	$0.282839		$0.321545	$0.324095
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
9/30/18	$7.95	$8.28	$7.94	$8.00	$7.93	$8.20	$7.97	$7.97
9/30/19	8.33	8.68	8.32	8.38	8.30	8.58	8.36	8.35
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.63%	2.52%	1.99%	1.84%	2.34%	2.26%	2.84%	2.85%
Taxable equivalent[4]	5.73	5.49	4.34	4.01	5.10	4.92	6.19	6.21
Current 30-day
SEC yield[5]	N/A	1.36	0.79	0.64	N/A	1.09	1.63	1.63
Taxable equivalent[4]	N/A	2.96	1.72	1.39	N/A	2.37	3.55	3.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 54.10% federal and state combined tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

California Tax Exempt Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, all outstanding class M shares were converted to class A shares, and class M shares are no longer available for purchase. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6*	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/18	0.73%	1.37%	1.52%	1.02%	0.52%	0.52%
Annualized expense ratio for the
six-month period ended 9/30/19†	0.72%	1.36%	1.51%	1.01%	0.51%	0.51%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/19 to 9/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.70	$6.97	$7.73	$5.18	$2.62	$2.62
Ending value (after expenses)	$1,047.40	$1,044.10	$1,043.10	$1,044.70	$1,048.40	$1,047.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 California Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/19, use the following calculation method. To find the value of your investment on 4/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.65	$6.88	$7.64	$5.11	$2.59	$2.59
Ending value (after expenses)	$1,021.46	$1,018.25	$1,017.50	$1,020.00	$1,022.51	$1,022.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in California and can be more volatile than the performance of a more geographically diversified fund. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks affecting other states. Certain provisions of the California Constitution and state statutes limit the taxing and spending authority of California’s government entities, which could impair the ability of California issuers to pay principal and/or interest on their obligations. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

14 California Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

California Tax Exempt Income Fund 15

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2019, Putnam employees had approximately $473,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 California Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

California Tax Exempt Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

18 California Tax Exempt Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

California Tax Exempt Income Fund 19

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

20 California Tax Exempt Income Fund

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 124, 106 and 102 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

California Tax Exempt Income Fund 21

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 California Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam California Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund (the “fund”), including the fund’s portfolio, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
November 8, 2019

California Tax Exempt Income Fund 23

The fund’s portfolio 9/30/19

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGC Assured Guaranty Corp.	interest rate or yield at the close of the reporting period.
AGM Assured Guaranty Municipal Corporation	Rates may be subject to a cap or floor. For certain
AMBAC AMBAC Indemnity Corporation	securities, the rate may represent a fixed rate currently
BAM Build America Mutual	in place at the close of the reporting period.
COP Certificates of Participation	G.O. Bonds General Obligation Bonds
FCS Farm Credit System	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHL Banks Coll. Federal Home Loan Banks	VRDN Variable Rate Demand Notes, which are floating-
System Collateralized	rate securities with long-term maturities that carry
FNMA Coll. Federal National Mortgage	coupons that reset and are payable upon demand
Association Collateralized	either daily, weekly or monthly. The rate shown is the
FRB Floating Rate Bonds: the rate shown is the current	current interest rate at the close of the reporting
interest rate at the close of the reporting period. Rates	period. Rates are set by remarketing agents and may
may be subject to a cap or floor. For certain securities,	take into consideration market supply and demand,
the rate may represent a fixed rate currently in place	credit quality and the current SIFMA Municipal Swap
at the close of the reporting period.	Index rate, which was 1.58% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (101.9%)*	Rating**	Principal amount	Value
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
5.00%, 10/1/33 ##	A+/F	$1,500,000	$1,827,135
4.00%, 10/1/38 ##	A+/F	4,270,000	4,668,476
4.00%, 10/1/36 ##	A+/F	2,455,000	2,702,808
4.00%, 10/1/34 ##	A+/F	2,110,000	2,337,057
			11,535,476
California (100.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.)
6.125%, 7/1/41	A–/F	2,045,000	2,193,794
Ser. A, 5.00%, 7/1/42	A–/F	700,000	747,222
ABAG Fin. Auth. for Nonprofit Corps. Special Tax
Bonds, (Windemere Ranch Infrastructure Fin.
Program), Ser. A, AGM
5.00%, 9/2/34	AA	415,000	512,666
5.00%, 9/2/33	AA	740,000	917,933
5.00%, 9/2/32	AA	350,000	435,607
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev.
Bonds, (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA–	1,000,000	1,110,170
5.00%, 4/1/32	AA–	3,000,000	3,356,790
Alameda, Corridor Trans. Auth. Rev. Bonds
Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	534,650
Ser. A, AMBAC, zero %, 10/1/19	BBB+	365,000	365,000
Ser. A, AMBAC, U.S. Govt. Coll., zero %, 10/1/19
(Escrowed to maturity)	Aaa	4,635,000	4,635,000

24 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
Albany, Unified School Dist. G.O. Bonds, (Election
2016), Ser. B
5.00%, 8/1/43	Aa3	$2,000,000	$2,377,160
4.00%, 8/1/46	Aa3	1,750,000	1,922,200
Anaheim, Pub. Fin. Auth. Rev. Bonds
Ser. A, 5.00%, 5/1/39	AA–	1,000,000	1,149,840
Ser. C, AGM, zero %, 9/1/31	AA	5,000,000	3,771,500
Bay Area Toll Auth. Rev. Bonds, (San Francisco Bay
Area Sub. Toll Bridge), Ser. S-7, 4.00%, 4/1/38	AA–	9,850,000	11,046,677
Bay Area Toll Auth. VRDN (San Francisco Bay Area),
Ser. C, 1.37%, 4/1/53	VMIG1	12,900,000	12,900,000
Bay Area Toll Auth. of CA Rev. Bonds
Ser. S-6, 5.00%, 10/1/54 (Prerefunded 10/1/24)	AA–	8,650,000	10,276,633
Ser. F-1, 5.00%, 4/1/54 (Prerefunded 4/1/24)	AA	14,330,000	16,761,944
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth.
Syst./West), Ser. A, 4.00%, 3/1/33	A	4,575,000	4,856,500
CA Muni. Fin. Auth. Rev. Bonds
(Channing House), Ser. B, 5.00%, 5/15/47	AA–	6,530,000	7,725,317
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	349,878
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A3	3,400,000	4,016,998
(Channing House), Ser. B, 5.00%, 5/15/37	AA–	250,000	299,385
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/37	A3	1,000,000	1,191,510
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/36	A3	1,800,000	2,150,190
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/32	A–/F	425,000	558,637
(Channing House), Ser. B, 5.00%, 5/15/32	AA–	150,000	181,100
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/31	A–/F	750,000	976,875
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/30	A–/F	250,000	322,563
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig.
Group), Ser. C, 1.52%, 8/1/52	VMIG1	2,760,000	2,760,000
CA School Fac. Fin. Auth. Rev. Bonds
(Kipp SoCal Pub. Schools), Ser. A, 5.00%, 7/1/54	BBB	2,150,000	2,544,117
(Kipp SoCal Pub. Schools), Ser. A, 5.00%, 7/1/49	BBB	1,000,000	1,192,830
(Kipp SoCal Pub. Schools), Ser. A, 5.00%, 7/1/39	BBB	1,000,000	1,213,140
(Alliance College-Ready Pub. Schools), Ser. C,
5.00%, 7/1/31	BBB	1,425,000	1,644,208
CA School Fac. Fin. Auth. 144A Rev. Bonds
(Granada Hills Charter High School), 5.00%, 7/1/54	BBB–	4,220,000	4,805,398
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/51	BBB	1,570,000	1,745,605
(Granada Hills Charter High School), 5.00%, 7/1/49	BBB–	1,900,000	2,172,536
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/48	BBB–	5,250,000	6,161,978
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/45	BBB–	1,500,000	1,680,630
(Granada Hills Charter High School), 5.00%, 7/1/43	BBB–	1,750,000	2,007,478
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/38	BBB–	1,000,000	1,188,100
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/36	BBB	1,250,000	1,415,963
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/31	BBB	1,830,000	2,095,460

California Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA School Fin. Auth. Rev. Bonds, (Kipp LA Projects),
Ser. A, 5.125%, 7/1/44	BBB	$1,000,000	$1,108,110
CA State G.O. Bonds, 4.00%, 10/1/36	Aa3	10,000,000	11,712,000
CA State Mandatory Put Bonds (4/1/20), Ser. B,
2.193%, 4/1/47	Aa3	11,350,000	11,349,887
CA State VRDN, Ser. A-2, 1.32%, 5/1/33	VMIG1	13,880,000	13,880,000
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools)
5.00%, 6/1/53	Baa3	2,350,000	2,698,505
5.00%, 6/1/47	Baa3	1,000,000	1,155,210
CA State Cmnty. College Fin. Auth. Rev. Bonds,
(Orange Coast College Hsg.)
5.25%, 5/1/43	BBB–	500,000	592,710
5.00%, 5/1/37	BBB–	1,000,000	1,186,550
5.00%, 5/1/34	BBB–	800,000	956,112
5.00%, 5/1/33	BBB–	600,000	718,962
5.00%, 5/1/31	BBB–	825,000	995,297
CA State Dept. of Veterans Affairs Home Purchase
Rev. Bonds, Ser. A, 4.00%, 12/1/49	AA	4,400,000	4,801,148
CA State Dept. of Wtr. Resources FRN Mandatory Put
Bonds (12/1/20), (Central Valley Wtr. Syst.), Ser. AU,
1.80%, 12/1/35	AAA	8,000,000	8,006,560
CA State Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,088,624
(U. of the Pacific), U.S. Govt. Coll., 5.50%, 11/1/39
(Prerefunded 11/1/19)	AAA/P	65,000	65,231
(CA College of Arts), 5.25%, 6/1/30
(Prerefunded 6/1/22)	BBB	1,360,000	1,502,446
(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,268,972
(Loyola-Marymount U.), Ser. A, 5.125%, 10/1/40	A2	2,955,000	2,955,000
(Pepperdine U.), 5.00%, 10/1/49	AA	2,000,000	2,355,000
(Occidental College), 5.00%, 10/1/45	Aa3	425,000	495,350
(Pepperdine U.), 5.00%, 9/1/45	AA	1,000,000	1,172,550
(Santa Clara U.), 5.00%, 4/1/45	Aa3	2,500,000	2,882,325
(Pepperdine U.), 5.00%, 12/1/44	AA	2,000,000	2,310,000
(Pepperdine U.), 5.00%, 10/1/41	AA	1,500,000	1,782,090
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	700,678
(U. of Redlands), Ser. A, 5.00%, 10/1/37	A3	425,000	503,013
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	595,005
(U. of Redlands), Ser. A, 5.00%, 10/1/35	A3	1,000,000	1,161,180
(Chapman U.), Ser. B, 4.00%, 4/1/47	A2	4,940,000	5,384,452
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	294,891
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(City of Hope Obligated Group), 5.00%, 11/15/49	A1	5,000,000	5,951,300
(Sutter Hlth.), Ser. A, 5.00%, 11/15/46	Aa3	11,685,000	13,597,484
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/43	Baa2	6,155,000	7,258,592
(Children’s Hosp. Los Angeles), Ser. A,
5.00%, 8/15/42	BBB+	4,000,000	4,755,080
(Sutter Hlth.), Ser. A, 5.00%, 11/15/41	Aa3	5,500,000	6,448,860

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/37	Baa2	$1,845,000	$2,209,646
(City of Hope Obligated Group), 4.00%, 11/15/45	A1	11,000,000	12,430,550
(Sutter Hlth. Oblig. Group), Ser. B, 4.00%, 11/15/38	Aa3	3,000,000	3,322,590
(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,116,250
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21), (CA Academy
of Sciences), Ser. D, 1.806%, 8/1/47	A2	7,300,000	7,301,241
CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds
(Equitable School Revolving Fund), Ser. B,
5.00%, 11/1/39	A	600,000	742,608
(J. David Gladstone Inst.), Ser. A, 5.00%, 10/1/31	BBB+	4,000,000	4,276,280
CA State Muni. Fin. Auth Mobile Home
Park Rev. Bonds
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/31	BBB	600,000	709,356
(Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB+	1,000,000	1,138,510
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/30	BBB	685,000	813,622
CA State Muni. Fin. Auth. Rev. Bonds
(Town & Country Manor of the Christian &
Missionary Alliance), 5.00%, 7/1/49	AA–	2,650,000	3,265,595
(UCR North Dist. Phase 1 Student Hsg.),
5.00%, 5/15/49	AA	3,000,000	3,604,170
(LAX Integrated Express Solutions, LLC), Ser. A,
5.00%, 12/31/47	BBB+/F	5,000,000	5,907,600
(HumanGood CA Obligated Group), Ser. A,
5.00%, 10/1/44	A–/F	5,000,000	5,865,550
(Dundee Glasgow Student Hsg.), 5.00%, 5/15/43	Baa3	1,250,000	1,486,075
(Town & Country Manor of the Christian &
Missionary Alliance), 5.00%, 7/1/39	AA–	1,995,000	2,506,558
(LINXS APM), Ser. A, 5.00%, 12/31/37	BBB+/F	5,000,000	6,013,900
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/35	BBB+/F	1,000,000	1,212,110
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/34	BBB+/F	1,200,000	1,459,524
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/33	BBB+/F	1,000,000	1,220,820
(West Village Student Hsg.), BAM, 4.00%, 5/15/48	AA	5,000,000	5,490,250
(HumanGood CA Obligated Group), Ser. A,
4.00%, 10/1/44	A–/F	2,500,000	2,729,825
(HumanGood CA Obligated Group), Ser. A,
4.00%, 10/1/39	A–/F	2,150,000	2,366,398
(HumanGood CA Obligated Group), Ser. A,
4.00%, 10/1/38	A–/F	3,790,000	4,181,848
(HumanGood CA Obligated Group), Ser. A,
4.00%, 10/1/37	A–/F	2,820,000	3,119,456

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Muni. Fin. Auth. Charter School Lease
144A Rev. Bonds, (Bella Mente Montessori
Academy), Ser. A
5.00%, 6/1/48	Ba1	$2,300,000	$2,651,417
5.00%, 6/1/38	Ba1	1,680,000	1,969,582
5.00%, 6/1/28	Ba1	430,000	497,510
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	4,616,235
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	14,250,000	15,233,250
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	2,250,000	2,557,553
CA State Poll. Control Fin. Auth. Solid Waste
Disp. Mandatory Put Bonds (5/1/24), (Waste
Management, Inc.), Ser. A
2.50%, 11/1/38	A–2	2,500,000	2,599,050
2.50%, 7/1/31	A–2	1,125,000	1,169,989
CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds,
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	4,000,000	4,134,440
CA State Poll. Control Fin. Auth. Wtr. Furnishing
144A Rev. Bonds, (San Diego Cnty. Wtr. Auth.
Desalination), 5.00%, 11/21/45	Baa3	4,390,000	5,274,892
CA State Pub. Wks. Board Rev. Bonds, (Dept.
of Corrections-State Prisons), Ser. A, AMBAC,
5.00%, 12/1/19	A1	1,880,000	1,891,430
CA State Statewide Communities Dev. Auth. Hosp.
Rev. Bonds, (Methodist Hosp. of Southern CA)
5.00%, 1/1/48	BBB+	2,000,000	2,347,800
5.00%, 1/1/43	BBB+	7,195,000	8,494,993
CA State Tobacco Securitization Agcy. Rev. Bonds,
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,326,550
CA State U. Rev. Bonds
(Systemwide), Ser. A, 5.00%, 11/1/41	Aa2	16,610,000	19,791,646
Ser. A, 5.00%, 11/1/37	Aa2	10,290,000	12,284,202
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
7.25%, 11/15/41	A–/F	6,000,000	6,042,840
(American Baptist Homes West), 5.75%, 10/1/25	A–/F	950,000	950,000
(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,108,630
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	1,300,000	1,436,851
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A–	2,000,000	2,347,680
(American Baptist Homes of the West),
5.00%, 10/1/45	A–/F	2,550,000	2,870,867
AGM, 5.00%, 11/15/44	AA	5,195,000	5,958,197
(American Baptist Homes of the West),
5.00%, 10/1/43	A–/F	1,190,000	1,270,682
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/42	A–/F	3,250,000	3,494,790
(Culinary Institute of America (The)), Ser. B,
5.00%, 7/1/41	Baa2	380,000	438,102
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,244,120
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/38	A–	500,000	611,060
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/37	A–	500,000	614,265
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/36	A–	725,000	893,787

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	$1,580,000	$1,878,367
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/35	A–	750,000	927,540
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/34	A–	650,000	804,928
(Viamonte Senior Living 1, Inc.), Ser. A,
5.00%, 7/1/33	AA–	125,000	157,686
(Viamonte Senior Living 1, Inc.), Ser. A,
5.00%, 7/1/32	AA–	100,000	126,540
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	651,582
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A–	310,000	378,163
(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	A–/F	1,690,000	1,864,290
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/47	AA–	2,000,000	2,244,100
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A–	1,625,000	1,740,375
(Marin Gen. Hosp.), Ser. A, 4.00%, 8/1/45	A–	2,500,000	2,607,275
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/43	AA–	1,000,000	1,127,460
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/39	AA–	875,000	994,481
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/38	AA–	800,000	911,328
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/37	AA–	620,000	710,867
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/35	AA–	300,000	346,128
(Viamonte Senior Living 1, Inc.), Ser. B,
3.00%, 7/1/25	AA–	4,600,000	4,696,278
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	125,000	123,551
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West), 6.25%, 10/1/39	A–/F	4,500,000	4,500,000
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/51	BB/P	1,440,000	1,662,998
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,535,000	1,776,471
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/39	BB/P	475,000	556,339
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/34	BB/P	375,000	446,513
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	720,000	853,841
(Lancer Edl. Student Hsg.), Ser. A, 3.00%, 6/1/29	BB/P	750,000	773,093
CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa1	1,355,000	1,365,352
Campbell, Union High School Dist. G.O. Bonds,
(Election 2016), Ser. B, 4.00%, 8/1/37	AAA	2,410,000	2,698,766
Carson, Pub. Fin. Auth. Reassessment Rev. Bonds,
5.00%, 9/2/28	BB/P	1,650,000	2,056,973
Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,664,900
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/40	AA	1,285,000	614,397
zero %, 8/1/39	AA	1,075,000	537,210
zero %, 8/1/38	AA	1,000,000	522,660
zero %, 8/1/36	AA	545,000	310,764

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/34	AA	$715,000	$445,223
zero %, 8/1/33	AA	250,000	162,685
Chula Vista, Indl. Dev. Rev. Bonds, (San Diego Gas)
Ser. C, 5.875%, 2/15/34	A2	2,600,000	2,610,114
Ser. D, 5.875%, 1/1/34	A2	5,000,000	5,019,450
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	AA–	740,000	847,774
5.50%, 9/1/29	AA–	2,165,000	2,485,853
Commerce, Redev. Agcy. Tax Alloc. Bonds, (Redev.
Area 1), U.S. Govt. Coll., zero %, 8/1/21 (Escrowed
to maturity)	AAA/P	5,130,000	4,819,276
Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5.00%, 9/1/35	AA–	585,000	658,850
Ser. A, 5.00%, 9/1/32	AA–	1,125,000	1,269,259
(Sr. Lien), Ser. A, 5.00%, 9/1/28	AA–	275,000	310,555
Coronado, Cmnty. Dev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, 5.00%, 9/1/33	AA	13,695,000	16,290,339
Desert Cmnty. College Dist. G.O. Bonds,
5.00%, 8/1/36	Aa2	1,000,000	1,201,410
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 7/1/45	AA+	2,740,000	3,258,518
El Dorado, Irrigation Dist. Rev. Bonds, Ser. C,
4.00%, 3/1/34	Aa3	1,500,000	1,687,830
Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM, 5.00%, 9/1/34	AA	500,000	580,615
Fairfield Cmnty., Fac. Dist. Special Tax Bonds, (Impt.
Area B), Ser. A
5.00%, 9/1/49	BB/P	1,600,000	1,912,032
5.00%, 9/1/44	BB/P	1,000,000	1,199,820
5.00%, 9/1/39	BB/P	500,000	609,640
Fairfield-Suisun, Unified School Dist. G.O. Bonds,
(Election 2016)
4.00%, 8/1/34	Aa2	3,290,000	3,727,504
4.00%, 8/1/33	Aa2	3,015,000	3,424,256
Federal Home Loan Mortgage Corp. Rev. Bonds,
Ser. M-054, Class A, 2.35%, 12/15/35	AA+	1,000,000	1,020,430
Folsom Cordova, Unified School Dist. G.O. Bonds,
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	Aa3	1,505,000	1,354,500
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	A–	8,000,000	9,401,680
Franklin-McKinley, School Dist. G.O. Bonds,
(Election 2016), Ser. B, 5.00%, 8/1/44	Aa3	2,825,000	3,332,963
Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax Bonds,
(Amerige Heights), 5.00%, 9/1/32	A+	1,000,000	1,100,130
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.00%, 6/1/47	BB/P	7,500,000	7,695,750
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/47	BB/P	3,500,000	3,591,350

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/45	A1	$16,575,000	$19,256,338
Ser. A, 5.00%, 6/1/40	A1	23,940,000	27,966,217
Ser. A, 5.00%, 6/1/35	A1	1,065,000	1,255,507
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/35	BBB	2,500,000	2,964,800
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/34	BBB	2,500,000	2,973,350
Ser. A, 5.00%, 6/1/33	A1	4,355,000	5,156,581
Ser. A-1, 5.00%, 6/1/31	BBB	5,000,000	6,001,800
Ser. A-1, 5.00%, 6/1/27	BBB+	2,000,000	2,409,100
Ser. A-1, 5.00%, 6/1/26	BBB+	1,100,000	1,302,609
Ser. A, AMBAC, zero %, 6/1/24	A1	12,000,000	11,161,320
Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds, (Election 2012), Ser. B, 4.00%, 8/1/47	Aa2	3,500,000	3,930,465
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,786,155
zero %, 8/1/36	Aa2	4,750,000	2,557,638
zero %, 8/1/35	Aa2	1,000,000	566,130
Hayward, Unified School Dist. G.O. Bonds,
5.00%, 8/1/38	A+	1,995,000	2,287,886
Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4.25%, 1/15/35	BBB+	2,997,066	3,569,026
Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds, (Merged Redev.), Ser. A, BAM
5.00%, 5/1/38	AA	250,000	301,068
5.00%, 5/1/34	AA	500,000	610,010
Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds,
Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,660,549
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,115,600
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,667,450
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
5.00%, 9/2/34	A	385,000	494,121
5.00%, 9/2/33	A	300,000	386,955
5.00%, 9/2/32	A	340,000	441,398
5.00%, 9/2/31	A	325,000	424,873
(Ltd. Oblig. Assmt. Dist. No. 13-1), 5.00%, 9/2/29	A+	705,000	796,777
(Dist No. 12-1), 5.00%, 9/2/23	A+	1,000,000	1,108,220
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	200,000	233,196
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	1,165,980
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	468,524
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	1,171,310
BAM, 5.00%, 9/1/38	AA	2,500,000	2,874,100
(Cmnty. Fac. Dist. No. 09-1), Ser. A, BAM,
4.00%, 9/1/49	AA	2,000,000	2,249,760
(Cmnty. Fac. Dist. No. 09-1), Ser. A, BAM,
4.00%, 9/1/44	AA	1,000,000	1,129,510
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A+	600,000	692,586
5.00%, 9/1/32	A+	2,475,000	2,861,966

California Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	$1,500,000	$1,692,825
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/29	BBB–/F	635,000	682,962
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax
Bonds, (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,238,484
5.00%, 9/1/31	BB+/P	1,045,000	1,177,955
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,133,080
Long Beach, Bond Fin. Auth. Rev. Bonds, (Natural
Gas Purchase), Ser. A, 5.50%, 11/15/28	A2	5,000,000	6,423,700
Long Beach, Cmnty. College Dist. G.O. Bonds, (2008
Election), Ser. B
zero %, 8/1/34	Aa2	1,500,000	1,043,265
zero %, 8/1/33	Aa2	625,000	449,756
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,383,980
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,990,150
Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	514,200
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
Ser. A, 5.00%, 12/1/44	AA+	1,000,000	1,158,740
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev.
Bonds, Ser. D, 5.00%, 12/1/45	AA+	3,000,000	3,537,420
Los Angeles, Cmnty. College Dist. G.O. Bonds, Ser. G,
4.00%, 8/1/34	Aa1	2,610,000	2,893,159
Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds, (Playa Vista Phase 1)
5.00%, 9/1/31	A+	1,500,000	1,736,940
5.00%, 9/1/30	A+	1,500,000	1,741,425
Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. A,
4.00%, 5/15/34	Aa3	1,155,000	1,282,801
Los Angeles, Dept. of Wtr. & Pwr. VRDN
Ser. A-5, 1.51%, 7/1/35	VMIG1	6,000,000	6,000,000
Ser. B-5, 1.30%, 7/1/34	VMIG1	10,000,000	10,000,000
Los Angeles, Harbor Dept. Rev. Bonds, (Green
Bond), Ser. C, 4.00%, 8/1/39	Aa2	2,200,000	2,450,976
Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds,
(Real Property), Ser. B, 4.00%, 11/1/33	AA–	3,480,000	3,961,562
M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	6,000,000	9,441,660
Ser. A, 6.125%, 11/1/29	BBB+	1,035,000	1,324,686
Ser. B, 6.125%, 11/1/29	BBB+	2,590,000	3,320,406
Merced, City School Dist. G.O. Bonds, (Election
2014), 5.00%, 8/1/45	Aa3	3,500,000	4,104,555
Merced, Union High School Dist. G.O. Bonds, AGM
zero %, 8/1/44	AA	8,655,000	2,765,792
zero %, 8/1/39	AA	5,005,000	2,107,355
Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,307,601

32 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
Mountain View, Shoreline Regl. Pk. Cmnty. Tax Alloc.
Bonds, Ser. A, AGM, 5.00%, 8/1/43	AA	$5,615,000	$6,967,597
Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,526,480
Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	A	1,000,000	1,096,000
Napa Valley, Cmnty. College Dist. G.O. Bonds
stepped-coupon zero % (4.00%, 2/1/21), 8/1/34 ††	Aa2	1,500,000	1,582,020
stepped-coupon zero % (4.00%, 2/1/21), 8/1/33 ††	Aa2	2,500,000	2,646,025
Norco, Special Tax Bonds, (Norco Ridge Ranch), BAM
5.00%, 9/1/33	AA	660,000	808,269
5.00%, 9/1/30	AA	2,190,000	2,720,703
North Natomas, Cmnty. Fac. Special Tax Bonds,
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,693,140
Northern CA Energy Auth. Commodity Supply
Mandatory Put Bonds (7/1/24), Ser. A, 4.00%, 7/1/49	A3	10,000,000	10,877,200
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
Ser. A, 5.00%, 8/1/40	A1	4,000,000	4,668,560
Ser. C, 5.00%, 8/1/38	A1	3,235,000	3,960,966
Ser. C, 5.00%, 8/1/37	A1	8,520,000	10,456,085
Ser. A, 5.00%, 8/1/35	A1	1,000,000	1,178,030
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds,
(Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	A+	1,750,000	1,891,575
5.00%, 8/15/32	A+	1,000,000	1,081,690
Orange Cnty., Wtr. Dist. Rev. Bonds, Ser. A,
4.00%, 8/15/41	AAA	2,240,000	2,516,976
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds, NATL,
5.25%, 9/1/30	AA–	1,295,000	1,615,435
Poway, Unified School Dist. G.O. Bonds, (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	9,382,705
Pub. Fin. Auth. Rev. Bonds, (Sharp Healthcare),
Ser. A, 4.00%, 8/1/47	AA	10,000,000	11,055,800
Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	1,250,000	1,347,875
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	473,522
Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	A	1,395,000	1,501,299
Redwood City, Redev. Agcy., Tax Alloc. Bonds,
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A	3,230,000	3,090,593
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds,
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,354,360
Ripon, Redev. Agcy. Tax Alloc. Bonds, (Cmnty.
Redev.), NATL, 4.75%, 11/1/36	Baa2	1,350,000	1,351,836
Riverside Cnty., Pub. Fin. Auth. Tax Allocation
Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,382,500

California Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
Riverside Cnty., Redev. Successor Agcy. Tax Alloc.
Bonds, (Hsg.), Ser. B
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/41 ††	A	$1,990,000	$2,124,643
stepped-coupon zero % (5.000%, 10/1/21),
10/1/37 ††	A	1,010,000	1,088,305
stepped-coupon zero % (5.000%, 10/1/21),
10/1/32 ††	AA	290,000	316,863
BAM,stepped-coupon zero % (5.000%, 10/1/21),
10/1/29 ††	AA	775,000	858,103
stepped-coupon zero % (5.000%, 10/1/21),
10/1/28 ††	AA	235,000	261,071
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/26 ††	AA	500,000	558,245
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/24 ††	AA	445,000	471,491
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB	750,000	833,078
Rocklin, Special Tax, (Cmnty. Fac. Dist. No. 10)
5.00%, 9/1/40	BB+/P	500,000	566,840
5.00%, 9/1/39	BB+/P	500,000	568,100
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	4,011,210
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds,
(Rohnert Redev.), NATL, zero %, 8/1/25	A+	1,340,000	1,206,871
Romoland, School Dist. Special Tax Bonds, (Cmnty.
Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	1,000,000	1,172,980
Roseville, Special Tax
5.00%, 9/1/49	BB/P	1,000,000	1,159,340
5.00%, 9/1/45	BB/P	400,000	464,840
5.00%, 9/1/39	BB/P	465,000	545,213
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB–/P	1,250,000	1,426,688
5.00%, 9/1/33	BBB–/P	1,000,000	1,151,460
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL
zero %, 12/1/23	A	10,000,000	9,252,500
zero %, 12/1/22	A	7,500,000	7,092,675
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/42	A3	1,805,000	1,863,987
San Benito, High School Dist. G.O. Bonds, (Election
2016), 4.00%, 8/1/36	Aa3	1,705,000	1,963,734
San Bernardino Cnty., FRB, Ser. C, 2.319%, 8/1/23	AA+	10,000,000	9,857,600
San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,816,850
San Bernardino, Cmnty. College Dist. G.O. Bonds,
Ser. B, 4.00%, 8/1/34	Aa2	10,000,000	11,510,500
San Diego Assn. of Govt. Capital Grant Receipts
Rev. Bonds, (Mid Coast Corridor Transit), Ser. B,
1.80%, 11/15/27	A–	3,000,000	3,030,690
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds,
5.00%, 9/1/36	BBB/P	975,000	1,047,521

34 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
San Diego, Assn. of Govt. South Bay Expressway Toll
Rev. Bonds, Ser. A
5.00%, 7/1/42	A	$3,000,000	$3,617,820
5.00%, 7/1/38	A	2,115,000	2,576,874
San Diego, Cmnty College Dist. G.O. Bonds,
4.00%, 8/1/41	Aaa	2,345,000	2,624,970
San Diego, Pub. Fac. Fin. Auth. Wtr. Rev. Bonds,
Ser. B, FCS, FHL Banks Coll., FNMA Coll., U.S. Govt.
Coll., 5.00%, 8/1/41	Aa3	3,475,000	4,163,571
San Diego, Tobacco Settlement Funding Corp. Rev.
Bonds, Ser. C, 4.00%, 6/1/32	BBB	905,000	970,712
San Diego, Unified School Dist. G.O. Bonds, Ser. K-2
zero %, 7/1/35	Aa2	1,025,000	627,608
zero %, 7/1/33	Aa2	1,645,000	1,100,028
zero %, 7/1/32	Aa2	1,955,000	1,372,625
San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/47	A1	3,000,000	3,611,760
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/39	A1	1,510,000	1,842,985
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/38	A1	1,500,000	1,836,510
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/35	A1	1,475,000	1,822,982
Ser. E, 4.00%, 5/1/50	A1	10,000,000	11,044,300
San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
VRDN Rev. Bonds, Ser. B, 1.37%, 5/1/58	VMIG1	7,255,000	7,255,000
San Francisco City & Cnty., G.O. Bonds, Ser. A
4.00%, 6/15/36	Aaa	5,155,000	5,602,609
4.00%, 6/15/33	Aaa	3,550,000	3,900,598
San Francisco City & Cnty., Rev. Bonds, (Pub. Util.
Comm.), 4.00%, 11/1/39	Aa3	5,000,000	5,594,050
San Francisco City & Cnty., Pub. Util. Comm. Waste
Wtr. Mandatory Put Bonds (10/1/23), (Green Bonds),
Ser. C, 2.125%, 10/1/48	AA	3,000,000	3,071,220
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,235,600
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds,
(Intl. Arpt.)
Ser. F, 5.00%, 5/1/40 (Prerefunded 5/1/20)	A1	4,750,000	4,844,858
Ser. G, 5.00%, 5/1/40	A1	4,400,000	4,487,604
San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds, (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	1,750,000	1,989,768
San Jacinto, Unified School Dist. Fin. Auth.
Special Tax
5.00%, 9/1/49	BB/P	2,650,000	3,098,274
5.00%, 9/1/44	BB/P	1,800,000	2,114,406
5.00%, 9/1/36	BB/P	600,000	714,942
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	A–	7,125,000	8,199,521

California Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds,
(Impt. Area No. 1), Ser. A
5.25%, 9/1/27	A	$3,245,000	$3,477,602
5.10%, 9/1/30	A	475,000	508,516
Santee, CDC Successor Agcy. Tax Allocation Bonds,
Ser. A, BAM
5.00%, 8/1/32	AA	2,000,000	2,422,100
5.00%, 8/1/31	AA	2,410,000	2,930,150
School Fin. Fac. Auth. 144A Rev. Bonds, (Kipp
LA Projects), Ser. A, 5.00%, 7/1/45	BBB	1,500,000	1,682,595
South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5.00%, 8/15/32	AA	1,000,000	1,081,490
5.00%, 8/15/30	AA	1,130,000	1,226,592
South Western Cmnty. College Dist. G.O. Bonds,
(Election 2008), Ser. D
5.00%, 8/1/44	Aa2	4,000,000	4,637,040
zero %, 8/1/37	Aa2	3,100,000	1,456,163
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds
(5/1/21), (Canyon Pwr.), Ser. A, 2.25%, 7/1/40	Aa3	12,800,000	12,903,808
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	2,850,000	3,302,181
Ser. A, 5.00%, 7/1/40	Aa3	6,860,000	7,036,576
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds
(Delta Wtr. Supply), Ser. A, 6.25%, 10/1/40	A	1,250,000	1,485,000
(Delta Wtr. Supply), Ser. A, 6.25%, 10/1/38	A	2,235,000	2,659,114
(Delta Wtr. Supply), Ser. A, 6.125%, 10/1/35	A	750,000	890,235
(Green Bond), Ser. A, BAM, 5.00%, 10/1/35	AA	1,975,000	2,473,865
(Green Bond), Ser. A, BAM, 5.00%, 10/1/34	AA	2,250,000	2,826,360
Stockton, Unified School Dist. COP
5.00%, 2/1/36	A	1,000,000	1,215,430
5.00%, 2/1/35	A	2,410,000	2,936,754
5.00%, 2/1/34	A	2,295,000	2,800,726
5.00%, 2/1/31	A	1,325,000	1,638,098
Stockton, Unified School Dist. G.O. Bonds, (Election
2012), Ser. A
5.00%, 8/1/42	AA	3,000,000	3,411,390
AGM, 5.00%, 8/1/38	AA	1,000,000	1,143,820
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	1,195,000	1,199,111
Sweetwater, G.O. Bonds, (Union High School Dist.),
5.00%, 8/1/35	A3	2,330,000	2,731,203
Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Class A1-SNR, 5.125%, 6/1/46	B+	5,000,000	5,013,200
Ser. A1-SNR, 5.00%, 6/1/37	BB+	2,000,000	2,010,760
Tracy, Operational Partnership, Joint Powers Auth.
Lease Rev. Bonds, AGC
6.375%, 10/1/38	AA	2,200,000	2,208,998
6.25%, 10/1/33	AA	3,000,000	3,012,000

36 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.9%)* cont.	Rating**	Principal amount	Value
California cont.
Turlock, Irrigation Dist. Rev. Bonds
5.00%, 1/1/41 ###	AA–	$4,050,000	$4,900,095
5.00%, 1/1/39 ###	AA–	2,425,000	2,945,405
5.00%, 1/1/38 ###	AA–	2,325,000	2,832,780
5.00%, 1/1/37 ###	AA–	4,550,000	5,555,141
5.00%, 1/1/36 ###	AA–	3,500,000	4,289,215
Tustin Cmnty., Fac. Dist. Special Tax Bonds,
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	A–	2,100,000	2,458,491
Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A,
BAM, 5.00%, 8/1/40	AA	2,000,000	2,261,620
U. of CA VRDN Rev. Bonds, Ser. AL-4, 1.54%, 5/15/48	VMIG1	5,900,000	5,900,000
U. of CA Regents Med. Ctr. Rev. Bonds, Ser. L,
5.00%, 5/15/47	Aa3	10,000,000	11,689,100
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	A	2,350,000	2,510,411
			1,166,519,399
Guam (0.6%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	1,000,000	1,175,800
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	2,450,000	2,529,601
Territory of GU, Port Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/48	A	1,500,000	1,776,465
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	1,000,000	1,098,570
			6,580,436
Total municipal bonds and notes (cost $1,111,018,120)			$1,184,635,311

SHORT-TERM INVESTMENTS (0.1%)*	Principal amount	Value
U.S. Treasury Bills 1.957%, 12/5/19 # ∆	$25,000	$24,919
U.S. Treasury Bills 2.030%, 10/10/19	46,000	45,980
U.S. Treasury Bills 1.977%, 11/14/19 #	16,000	15,965
U.S. Treasury Bills 2.013%, 11/7/19 #	92,000	91,837
U.S. Treasury Bills 1.923%, 12/12/19 ∆	939,000	935,663
U.S. Treasury Bills 1.913%, 3/12/20 # ∆	496,000	491,974
Total short-term investments (cost $1,605,942)		$1,606,338

TOTAL INVESTMENTS
Total investments (cost $1,112,624,062)	$1,186,241,649

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,162,308,577.

California Tax Exempt Income Fund 37

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $208,055 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,084,310 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

## Forward commitment, in part or in entirety (Note 1).

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $35,105,394 to cover certain derivative contracts, and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.58%, 2.02% and 2.09%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	16.0%
Local debt	13.9
Utilities	12.0
State debt	11.6
Land	11.4
Education	10.9

FUTURES CONTRACTS OUTSTANDING at 9/30/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	43	$8,251,969	$8,251,969	Dec-19	$(56,534)
Unrealized appreciation					—
Unrealized (depreciation)					(56,534)
Total					$(56,534)

38 California Tax Exempt Income Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A.
$43,000,000	$478,375 E	$—	7/12/25	SIFMA Municipal	1.245% —	$478,375
				Swap index —	Semiannually
				Quarterly
12,800,000	762,813 E	—	7/12/40	1.737% —	SIFMA Municipal	(762,813)
				Semiannually	Swap Index —
					Quarterly
4,575,000	9,839 E	—	1/2/50	1.46% — Quarterly	SIFMA Municipal	(9,839)
					Swap Index —
					Quarterly
Upfront premium received		—		Unrealized appreciation		478,375
Upfront premium (paid)		—		Unrealized (depreciation)		(772,652)
Total		$—		Total		$(294,277)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$8,275,000	$157,887	$—	12/10/19	$—	1.495% minus	$(157,887)
					Municipal Market
					Data Index AAA
					municipal yields
					15 Year rate — At
					maturity
10,900,000	229,772	—	10/17/19	—	1.64% minus	229,772
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
2,000,000	38,160	—	10/23/19	—	1.63% minus	38,160
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
5,625,000	116,494	—	11/7/19	—	2.15% minus	116,494
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

California Tax Exempt Income Fund 39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$5,625,000	$11,756	$—	11/12/19	$—	2.06% minus	$11,756
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
5,575,000	669	—	1/2/20	—	2.08% minus	(669)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
2,760,000	288,475	—	6/2/20	—	2.7% minus	(288,475)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
5,520,000	586,776	—	6/4/20	—	2.71% minus	(586,776)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
10,000,000	191,700	—	10/22/19	—	1.63% minus	191,700
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
500,000	32,230	—	10/17/19	—	2.35% minus	32,230
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
3,500,000	351,050	—	6/4/20	—	2.68% minus	(351,050)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		620,112
Upfront premium (paid)		—		Unrealized (depreciation)		(1,384,857)
Total		$—		Total		$(764,745)

40 California Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,184,635,311	$—
Short-term investments	—	1,606,338	—
Totals by level	$—	$1,186,241,649	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(56,534)	$—	$—
Interest rate swap contracts	—	(294,277)	—
Total return swap contracts	—	(764,745)	—
Totals by level	$(56,534)	$(1,059,022)	$—

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 41

Statement of assets and liabilities 9/30/19

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,112,624,062)	$1,186,241,649
Cash	1,582,939
Interest and other receivables	11,573,897
Receivable for shares of the fund sold	527,509
Receivable for investments sold	560,000
Receivable for custodian fees (Note 2)	82,846
Unrealized appreciation on OTC swap contracts (Note 1)	1,098,487
Prepaid assets	4,622
Total assets	1,201,671,949

LIABILITIES
Payable for investments purchased	2,153,989
Payable for purchases of delayed delivery securities (Note 1)	31,892,382
Payable for shares of the fund repurchased	1,042,035
Payable for compensation of Manager (Note 2)	409,677
Payable for investor servicing fees (Note 2)	95,341
Payable for Trustee compensation and expenses (Note 2)	438,025
Payable for administrative services (Note 2)	4,469
Payable for distribution fees (Note 2)	579,481
Payable for variation margin on futures contracts (Note 1)	2,688
Distributions payable to shareholders	438,572
Unrealized depreciation on OTC swap contracts (Note 1)	2,157,509
Other accrued expenses	149,204
Total liabilities	39,363,372

Net assets	$1,162,308,577

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,073,638,892
Total distributable earnings (Note 1)	88,669,685
Total — Representing net assets applicable to capital shares outstanding	$1,162,308,577

(Continued on next page)

42 California Tax Exempt Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,016,246,763 divided by 122,054,541 shares)	$8.33
Offering price per class A share (100/96.00 of $8.33)*	$8.68
Net asset value and offering price per class B share ($1,888,414 divided by 227,058 shares)**	$8.32
Net asset value and offering price per class C share ($30,968,757 divided by 3,696,101 shares)**	$8.38
Net asset value and redemption price per class M share ($1,782,451 divided by 214,685 shares)	$8.30
Offering price per class M share (100/96.75 of $8.30)†	$8.58
Net asset value, offering price and redemption price per class R6 share
($2,142,484 divided by 256,376 shares)	$8.36
Net asset value, offering price and redemption price per class Y share
($109,279,708 divided by 13,085,120 shares)	$8.35

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 43

Statement of operations Year ended 9/30/19

INVESTMENT INCOME
Interest income	$39,660,782
Total investment income	39,660,782

EXPENSES
Compensation of Manager (Note 2)	4,906,368
Investor servicing fees (Note 2)	583,278
Custodian fees (Note 2)	15,931
Trustee compensation and expenses (Note 2)	49,603
Distribution fees (Note 2)	2,503,866
Administrative services (Note 2)	34,192
Other	272,384
Total expenses	8,365,622
Expense reduction (Note 2)	(238,010)
Net expenses	8,127,612

Net investment income	31,533,170

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	12,009,132
Futures contracts (Note 1)	972,203
Swap contracts (Note 1)	3,394,245
Total net realized gain	16,375,580
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	49,254,934
Futures contracts	(56,534)
Swap contracts	(1,059,022)
Total change in net unrealized appreciation	48,139,378

Net gain on investments	64,514,958

Net increase in net assets resulting from operations	$96,048,128

The accompanying notes are an integral part of these financial statements.

44 California Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/19	Year ended 9/30/18
Operations
Net investment income	$31,533,170	$36,065,025
Net realized gain on investments	16,375,580	23,691,007
Change in net unrealized appreciation (depreciation)
of investments	48,139,378	(52,243,755)
Net increase in net assets resulting from operations	96,048,128	7,512,277
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(976,479)	(1,109,278)
Class B	(2,143)	(3,340)
Class C	(31,909)	(46,724)
Class M	(1,962)	(2,803)
Class R6	(1,788)	—
Class Y	(83,479)	(89,948)
From tax-exempt net investment income
Class A	(27,779,258)	(31,960,108)
Class B	(44,715)	(69,240)
Class C	(636,667)	(910,805)
Class M	(51,044)	(74,664)
Class R6	(54,210)	(112)
Class Y	(2,689,822)	(2,830,758)
From net realized long-term gain on investments
Class A	(9,551,970)	—
Class B	(20,959)	—
Class C	(312,132)	—
Class M	(19,190)	—
Class R6	(17,488)	—
Class Y	(816,591)	—
Decrease from capital share transactions (Note 4)	(44,499,448)	(103,215,899)
Total increase (decrease) in net assets	8,456,874	(132,801,402)

NET ASSETS
Beginning of year	1,153,851,703	1,286,653,105
End of year	$1,162,308,577	$1,153,851,703

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 45

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
September 30, 2019	$7.95	.23	.46	.69	(.23)	(.08)	(.31)	$8.33	8.85	$1,016,247.72		2.78	41
September 30, 2018	8.14	.24	(.19)	.05	(.24)	—	(.24)	7.95	.66	1,023,401.73		2.95	40
September 30, 2017	8.39	.27	(.25)	.02	(.27)	—	(.27)	8.14	.26	1,146,710.74		3.23	31
September 30, 2016	8.19	.29	.20	.49	(.29)	—	(.29)	8.39	6.08	1,253,683	.75[c]	3.43[c]	16
September 30, 2015	8.23	.31	(.04)	.27	(.31)	—	(.31)	8.19	3.29	1,226,347.74		3.73	14
Class B
September 30, 2019	$7.94	.17	.47	.64	(.18)	(.08)	(.26)	$8.32	8.17	$1,888	1.36	2.15	41
September 30, 2018	8.13	.19	(.19)	—	(.19)	—	(.19)	7.94	.02	2,526	1.37	2.32	40
September 30, 2017	8.38	.21	(.25)	(.04)	(.21)	—	(.21)	8.13	(.37)	3,733	1.37	2.61	31
September 30, 2016	8.18	.23	.21	.44	(.24)	—	(.24)	8.38	5.41	5,059	1.38[c]	2.81[c]	16
September 30, 2015	8.22	.25	(.04)	.21	(.25)	—	(.25)	8.18	2.64	5,360	1.37	3.10	14
Class C
September 30, 2019	$8.00	.16	.47	.63	(.17)	(.08)	(.25)	$8.38	7.95	$30,969	1.51	1.99	41
September 30, 2018	8.19	.18	(.19)	(.01)	(.18)	—	(.18)	8.00	(.13)	35,019	1.52	2.17	40
September 30, 2017	8.44	.20	(.25)	(.05)	(.20)	—	(.20)	8.19	(.52)	49,093	1.52	2.45	31
September 30, 2016	8.23	.22	.21	.43	(.22)	—	(.22)	8.44	5.33	60,951	1.53[c]	2.64[c]	16
September 30, 2015	8.27	.24	(.04)	.20	(.24)	—	(.24)	8.23	2.46	46,944	1.52	2.95	14
Class M
September 30, 2019	$7.93	.20	.46	.66	(.21)	(.08)	(.29)	$8.30	8.42	$1,782	1.01	2.49	41
September 30, 2018	8.12	.22	(.19)	.03	(.22)	—	(.22)	7.93	.37	2,628	1.02	2.66	40
September 30, 2017	8.37	.24	(.25)	(.01)	(.24)	—	(.24)	8.12	(.02)	3,272	1.02	2.95	31
September 30, 2016	8.16	.26	.22	.48	(.27)	—	(.27)	8.37	5.92	3,835	1.03[c]	3.14[c]	16
September 30, 2015	8.20	.28	(.04)	.24	(.28)	—	(.28)	8.16	3.00	3,033	1.02	3.45	14
Class R6
September 30, 2019	$7.97	.24	.48	.72	(.25)	(.08)	(.33)	$8.36	9.15	$2,142.51		2.99	41
September 30, 2018 †	8.01	.09	(.04)	.05	(.09)	—	(.09)	7.97	.61*	10	.19*	1.15*	40
Class Y
September 30, 2019	$7.97	.24	.47	.71	(.25)	(.08)	(.33)	$8.35	9.06	$109,280.51		2.98	41
September 30, 2018	8.16	.26	(.19)	.07	(.26)	—	(.26)	7.97	.87	90,267.52		3.16	40
September 30, 2017	8.41	.28	(.25)	.03	(.28)	—	(.28)	8.16	.48	83,845.52		3.44	31
September 30, 2016	8.21	.30	.21	.51	(.31)	—	(.31)	8.41	6.29	78,603	.53[c]	3.63[c]	16
September 30, 2015	8.25	.32	(.04)	.28	(.32)	—	(.32)	8.21	3.50	58,017.52		3.95	14

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

46 California Tax Exempt Income Fund	California Tax Exempt Income Fund 47

Notes to financial statements 9/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through September 30, 2019.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and California personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

48 California Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk

California Tax Exempt Income Fund 49

to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and

50 California Tax Exempt Income Fund

other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,059,022 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,084,310 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations

California Tax Exempt Income Fund 51

which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $120,124 to increase undistributed net investment income, and $120,124 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$74,967,223
Unrealized depreciation	(2,497,369)
Net unrealized appreciation	72,469,854
Undistributed tax-exempt income	6,007,616
Undistributed ordinary income	187,605
Undistributed short-term gain	7,129,268
Undistributed long-term gain	3,313,911
Cost for federal income tax purposes	$1,112,656,239

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.431% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined

52 California Tax Exempt Income Fund

contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$517,068	Class R6	928
Class B	1,077	Class Y	46,546
Class C	16,602	Total	$583,278
Class M	1,057

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $238,010 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $804, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$2,151,892
Class B	1.00%	0.85%	17,853
Class C	1.00%	1.00%	323,812
Class M	1.00%	0.50%	10,309
Total			$2,503,866

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,394 and $22 from the sale of class A and class M shares, respectively, and received $470 and $6 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

California Tax Exempt Income Fund 53

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,309 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$454,220,559	$499,057,532
U.S. government securities (Long-term)	—	—
Total	$454,220,559	$499,057,532

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	7,211,008	$58,269,203	7,848,927	$63,506,543
Shares issued in connection with
reinvestment of distributions	3,880,144	31,157,964	3,245,513	26,146,918
	11,091,152	89,427,167	11,094,440	89,653,461
Shares repurchased	(17,804,607)	(143,551,894)	(23,167,086)	(186,722,857)
Net decrease	(6,713,455)	$(54,124,727)	(12,072,646)	$(97,069,396)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	527	$4,275	234	$1,880
Shares issued in connection with
reinvestment of distributions	8,244	65,938	8,730	70,345
	8,771	70,213	8,964	72,225
Shares repurchased	(99,921)	(799,073)	(149,691)	(1,209,892)
Net decrease	(91,150)	$(728,860)	(140,727)	$(1,137,667)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	526,092	$4,289,883	390,504	$3,179,300
Shares issued in connection with
reinvestment of distributions	99,894	805,280	99,924	810,542
	625,986	5,095,163	490,428	3,989,842
Shares repurchased	(1,308,928)	(10,630,679)	(2,105,112)	(17,050,674)
Net decrease	(682,942)	$(5,535,516)	(1,614,684)	$(13,060,832)

54 California Tax Exempt Income Fund

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	2,711	$21,758	3,931	$31,466
Shares issued in connection with
reinvestment of distributions	7,712	61,669	8,437	67,796
	10,423	83,427	12,368	99,262
Shares repurchased	(127,310)	(1,015,915)	(83,766)	(678,146)
Net decrease	(116,887)	$(932,488)	(71,398)	$(578,884)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS) TO
	YEAR ENDED 9/30/19		9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	356,173	$2,839,855	1,252	$10,032
Shares issued in connection with
reinvestment of distributions	8,595	69,342	14	112
	364,768	2,909,197	1,266	10,144
Shares repurchased	(109,656)	(879,382)	(2)	(21)
Net increase	255,112	$2,029,815	1,264	$10,123

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,648,363	$45,864,026	3,904,566	$31,626,123
Shares issued in connection with
reinvestment of distributions	320,835	2,588,652	261,008	2,108,371
	5,969,198	48,452,678	4,165,574	33,734,494
Shares repurchased	(4,208,066)	(33,660,350)	(3,110,713)	(25,113,737)
Net increase	1,761,132	$14,792,328	1,054,861	$8,620,757

At the close of the reporting period, Putnam Investments, LLC owned 1,314 class R6 shares of the fund (0.51% of class R6 shares outstanding), valued at $10,985.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	50
OTC interest rate swap contracts (notional)	$13,900,000
OTC total return swap contracts (notional)	$29,500,000

California Tax Exempt Income Fund 55

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$1,098,487	Unrealized depreciation	$2,214,043*
Total		$1,098,487		$2,214,043

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$972,203	$3,394,245	$4,366,448
Total	$972,203	$3,394,245	$4,366,448

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(56,534)	$(1,059,022)	$(1,115,556)
Total	$(56,534)	$(1,059,022)	$(1,115,556)

56 California Tax Exempt Income Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Interest rate swap	$478,375	$—	$—	$478,375
contracts*#
OTC Total return swap contracts*#	396,182	—	223,930	620,112
Futures contracts§	—	—	—	—
Total Assets	$874,557	$—	$223,930	$1,098,487
Liabilities:
OTC Interest rate swap	772,652	—	—	772,652
contracts*#
OTC Total return swap contracts*#	1,033,807	—	351,050	1,384,857
Futures contracts§	—	2,688	—	2,688
Total Liabilities	$1,806,459	$2,688	$351,050	$2,160,197
Total Financial and Derivative	$(931,902)	$(2,688)	$(127,120)	$(1,061,710)
Net Assets
Total collateral received	$(931,902)	$—	$(100,626)
(pledged)##†
Net amount	$—	$(2,688)	$(26,494)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(983,684)	$—	$(100,626)	$(1,084,310)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $208,055.

California Tax Exempt Income Fund 57

Federal tax information (Unaudited)

The fund has designated 96.62% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $10,383,613 as a capital gain dividend with respect to the taxable year ended September 30, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

58 California Tax Exempt Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

California Tax Exempt Income Fund 59

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

60 California Tax Exempt Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

California Tax Exempt Income Fund 61

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

62 California Tax Exempt Income Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

California Tax Exempt Income Fund 63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64 California Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
KPMG LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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Call Putnam at 1-800-225-1581.

AN045 318421 11/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2019	$72,488	$ —	$7,555	$ —
September 30, 2018	$70,135	$ —	$7,405	$ —

For the fiscal years ended September 30, 2019 and September 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,555 and $7,405 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2019	$ —	$ —	$ —	$ —
September 30, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 26, 2019